                                                                       Exhibit 1
                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Ordinary Shares of Celanese AG, a German stock corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                                    DATE: December 24, 2003



                                    BCP CRYSTAL ACQUISITION GMBH & CO. KG

                                             By: /s/ Chinh Chu
                                                --------------------------------
                                                Name:  Chinh Chu
                                                Title:  Authorized Person


                                    BCP ACQUISITION GMBH & CO. KG

                                             By: /s/ Chinh Chu
                                                --------------------------------
                                                Name:  Chinh Chu
                                                Title: Authorized Person



                                    BCP HOLDINGS GMBH

                                             By: /s/ Chinh Chu
                                                --------------------------------
                                                Name:  Chinh Chu
                                                Title: Authorized Person



                                    BCP MANAGEMENT GMBH

                                             By: /s/ Chinh Chu
                                                --------------------------------
                                                Name:  Chinh Chu
                                                Title: Authorized Person


                                    BCP LUXEMBOURG HOLDINGS S.AR.L.

                                             By: /s/ Chinh Chu
                                                --------------------------------
                                                Name:  Chinh Chu
                                                Title: Authorized Person

                                  BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P.

                                         By: Blackstone Management
                                             Associates (Cayman) IV L.P.,
                                             its general partner

                                             By: Blackstone LR Associates
                                                 (Cayman) IV Ltd.,
                                                 its general partner

                                                 By: /s/ Chinh Chu
                                                     ------------------------
                                                     Name:  Chinh Chu
                                                     Title: Authorized Person


                                  BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P.

                                         By:  Blackstone Management Associates
                                              (Cayman) IV L.P.,
                                              its general partner

                                              By: Blackstone LR Associates
                                                  (Cayman) IV Ltd.,
                                                  its general partner

                                                  By: /s/ Chinh Chu
                                                      --------------------------
                                                      Name:  Chinh Chu
                                                      Title: Authorized Person

                                  BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                                  (CAYMAN) IV-A L.P.

                                         By:  Blackstone Management Associates
                                              (Cayman) IV L.P.,
                                              its general partner

                                              By: Blackstone LR Associates
                                                  (Cayman) IV Ltd.,
                                                  its general partner

                                                  By: /s/ Chinh Chu
                                                      --------------------------
                                                      Name:  Chinh Chu
                                                      Title: Authorized Person

                               BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P.

                                 By: Blackstone LR Associates (Cayman) IV Ltd., its general partner

                                      By: /s/ Chinh Chu
                                          --------------------------------------
                                          Name:  Chinh Chu
                                          Title: Authorized Person


                               BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD.

                                 By: /s/ Chinh Chu
                                     -------------------------------------------
                                     Name:  Chinh Chu
                                     Title: Authorized Person


                                     /s/ Peter G. Peterson
                                     -------------------------------------------
                                     PETER G. PETERSON


                                     /s/ Stephen A. Schwarzman
                                     -------------------------------------------
                                     STEPHEN A. SCHWARZMAN